                                                                     EXHIBIT 4.5


                                                                  EXECUTION COPY


================================================================================











                    INTERAMERICAS COMMUNICATIONS CORPORATION




       150,000 Units Consisting of $150,000,000 Aggregate Principal Amount of
         14% Senior Notes due 2007 and 5,250,000 Warrants to Purchase
                        5,250,000 Shares of Common Stock
                                       and
         2,250,000 Warrants to Purchase 2,250,000 shares of CommonStock




                                WARRANT AGREEMENT


                          Dated as of October 27, 1997





                    STATE STREET BANK AND TRUST COMPANY, N.A.

                                  Warrant Agent

         WARRANT AGREEMENT ("Agreement"), dated as of October 27, 1997, by and between INTERAMERICAS COMMUNICATIONS CORPORATION, a Texas corporation (together with any successor thereto, the "Company"), and State Street Bank and Trust Company, N.A. not in its individual capacity but solely as warrant agent (with any successor Warrant Agent, the "Warrant Agent").

         WHEREAS, the Company has entered into a purchase agreement (the "Purchase Agreement") dated October 21, 1997 with UBS Securities LLC (the "Initial Purchaser") in which the Company has agreed to sell to the Initial Purchaser 150,000 units (the "Units") consisting in the aggregate of (i) $150,000,000 in aggregate principal amount of 14% Senior Notes due 2007 (the "Notes") of the Company to be issued under an indenture, dated as of the date hereof (the "Indenture"), by and between the Company and State Street Bank and Trust Company, N.A., as trustee (in such capacity, the "Trustee"), and (ii) 5,250,000 Warrants (the "Unit Warrants"), each representing the right to purchase initially one share of Common Stock, par value $.001 per share, of the Company (the "Common Stock");

         WHEREAS, pursuant to (i) that certain letter agreement dated September 22, 1997 by and between the Company and the Initial Purchaser (the "Engagement Letter"), the Company has agreed to issue Warrants to the Initial Purchaser (the "UBS Warrants" and, together with the Unit Warrants, the "Warrants" and the certificates evidencing the Warrants being hereinafter referred to as "Warrant Certificates") to purchase an aggregate of 2,250,000 shares of Common Stock and
(ii) the Purchase Agreement, the Company has agreed to issue 2,250,000 UBS Warrants, each representing the right to purchase initially one share of Common Stock;

         WHEREAS, the Company desires the Warrant Agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, canceled, replaced and exercised;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

         SECTION 2. Warrant Certificates. The Warrant Certificates shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto and shall, prior to the Separation Date (as defined herein), bear the legend set forth in Exhibit B attached hereto.

         The Unit Warrants initially will be issued in global form (the "Global Warrants"), substantially in the form of Exhibit A attached hereto (including the text referred to in footnotes 1 and 2 thereto). The UBS Warrants will be issued initially in definitive form, substantially in the form of Exhibit A attached hereto (but without the text referred to in footnotes 1 and 2 thereto), but, at any time after the Separation Date, at the Initial Purchaser's option may be exchanged for interests in the Global Warrant.

         The Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and exercises. Any endorsement of the Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent or the depositary with respect to the Global Warrants (the "Depositary") in accordance with instructions given by the holder thereof. The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Warrants in global form.

                  Each Global Warrant shall bear the following legend on the face thereof:

                  "Unless and until it is exchanged in whole or in part for Warrants in definitive form, this Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company shall act as the Depositary until a successor shall be appointed by the Company. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

         Beneficial owners of interests in a Global Warrant may receive Warrants in definitive form (the "Definitive Warrants"), substantially in the form of Exhibit A attached hereto (but without the text referred to in footnotes 1 and 2 thereto) in the name of such beneficial owners in accordance with the procedures of the Warrant Agent and the Depositary. In connection with the execution and delivery of such Definitive Warrants, the Warrant Agent shall reflect on its books and records a decrease in the principal amount of the relevant Global Warrant equal to the amount of such Definitive Warrants and the Company shall execute and the Warrant Agent shall countersign and deliver one or more Definitive Warrants in an equal aggregate amount.

         SECTION 3. Execution of Warrant Certificates. (a) Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

                  (b) In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

                  (c) Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

         SECTION 4. Registration and Countersignature. (a) The Warrant Agent, on behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

                  (b) Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Treasurer or the Controller of the Company, initially countersign, issue and deliver Warrant Certificates entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrant Certificates as otherwise provided in this Agreement.

                  (c) The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

         SECTION 5. Registration of Transfers and Exchanges. (a) Transfer and Exchange of Global Warrants. A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Warrants will be exchanged by the Company for Definitive Warrants if (i) the Company delivers to the Warrant Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Warrants (in whole but not in part) should be exchanged for Definitive Warrants and delivers a written notice to such effect to the Warrant Agent. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Warrants shall be issued in such names as the Depositary shall instruct the Warrant Agent. Global Warrants also may be exchanged or replaced, in whole or in part. Every Warrant authenticated and delivered in exchange for, or in lieu of, a Global Warrant or any portion thereof, pursuant to this Section 5, shall be authenticated and delivered in the form of, and shall be, a Global Warrant. A Global Warrant may not be exchanged for another Warrant other than as provided in this Section 5(a); however, beneficial interests in a Global Warrant may be transferred and exchanged as provided in Section 5(b) or (c) hereof.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Warrants. The transfer and exchange of beneficial interests in the Global Warrants shall be effected through the Depositary, in accordance with the provisions of this Warrant Agreement and the rules and procedures of the Depositary, Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("Euroclear"), and Cedel Bank, SA ("Cedel") that apply to such transfer or exchange

(the "Applicable Procedures"). Beneficial interests in a Global Warrant bearing the Private Placement Legend (as defined herein) (a "Restricted Global Warrant") shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Warrants also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Warrant. Beneficial interests in any Restricted Global Warrant may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Warrant in accordance with the transfer restrictions set forth in the legend set forth in Section 5(f) hereof (the "Private Placement Legend"); provided, however, that prior to the expiration of the 40-day restricted period as defined in Regulation S under the Securities Act (the "Restricted Period"), transfers of beneficial interests in the Global Note bearing the Private Placement Legend and deposited with or on behalf of the Depositary and registered in the name of the Depositary or its nominee, issued in an amount equal to the outstanding Warrants initially sold in reliance on Rule 903 of Regulation S (the "Regulation S Global Warrant") may not be made to a U.S. person (as defined in Rule 902(o) under the Securities Act) or for the account or benefit of a U.S. person (other than the Initial Purchaser). Beneficial interests in any Unrestricted Global Warrant (defined for purposes hereof as any Global Warrant in the form of Exhibit A hereto that bears the legend set forth in Section 2 hereof and that has the "Schedule of Exchanges of Global Warrants" attached thereto, and that is deposited with or on behalf of the Depositary, representing Warrants that do not bear the Private Placement Legend) may be transferred to persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant. No written orders or instructions shall be required to be delivered to the Warrant Agent to effect the transfers described in this Section 5(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Warrant. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 5(b)(i) above, the transferor of such beneficial interest must deliver to the Warrant Agent either (A)(1) a written order from a person who has an account with the Depositary, Euroclear or Cedel (a "Participant") or with a person who has an account with a Participant (an "Indirect Participant") given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Warrant Agent containing information regarding the person in whose name such Definitive Warrant shall be registered to effect the transfer or exchange referred to in (1) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Warrants contained in this Warrant Agreement or otherwise applicable under the Securities Act, the Warrant Agent shall adjust the amount of the relevant Global Warrant(s) pursuant to Section 5(g) hereof.

                  (iii) Transfer of Beneficial Interests to Another Restricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be transferred to a person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Warrant if the transfer complies with the requirements of Section 5(b)(ii) above and the Warrant Agent receives the following:

                           (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Warrant (defined for purposes hereof as any Global Warrant in the form of Exhibit A hereto that bears the Private Placement Legend and the legend set forth in Section 2 hereof and that is deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an amount equal to the amount of Warrants sold in reliance on Rule 144A under the Securities
                                Act), then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;

                           (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Warrant, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; and

                           (C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Warrant (defined for purposes hereof as any Global Warrant in the form of Exhibit A hereto that bears the Private Placement Legend and the legend set forth in Section 2 hereof and that is deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an amount equal to the amount of Warrants sold to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) ("Institutional Accredited Investors")), then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications and certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Warrant for Beneficial Interests in the Unrestricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Warrant or transferred to a person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant if the exchange or transfer complies with the requirements of Section 5(b)(ii) above and:

                           (A)  such transfer is effected pursuant to a
                                Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                           (B)  the Warrant Agent receives the following:

                                    (1)     if the holder of such beneficial
                                            interest in a Restricted Global
                                            Warrant proposes to exchange such
                                            beneficial interest for a beneficial
                                            interest in an Unrestricted Global
                                            Warrant, a certificate from such
                                            holder in the form of Exhibit D
                                            hereto, including the certifications
                                            in item (l)(a) thereof; or

                                    (2)     if the holder of such beneficial
                                            interest in a Restricted Global
                                            Warrant proposes to transfer such
                                            beneficial interest to a person who
                                            shall take delivery thereof in the
                                            form of a beneficial interest in an
                                            Unrestricted Global Warrant, a
                                            certificate from such holder in the
                                            form of Exhibit C hereto, including
                                            the certifications in item (4)
                                            thereof;

                      and, in each such case set forth in this subparagraph (B), if the Warrant Agent so requests or if the Applicable Procedures so require, an opinion of counsel from legal counsel reasonably acceptable to the Warrant Agent in form reasonably acceptable to the Warrant Agent (an "Opinion of Counsel") to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                      If any such transfer is effected pursuant to subparagraph
                      (B) above at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and the Warrant Agent shall countersign one or more Unrestricted Global Warrants in an aggregate amount equal to the aggregate amount of beneficial interests transferred pursuant to subparagraph (B) above.

                      Beneficial interests in an Unrestricted Global Warrant cannot be exchanged for, or transferred to persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Warrant.

                  (c) Transfer or Exchange of Beneficial Interests for Definitive Warrants.

                  (i) Beneficial Interests in Restricted Global Warrants to Restricted Definitive Warrants. If any holder of a beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant or to transfer such beneficial interest to a person who takes delivery thereof in the form of a Restricted Definitive Warrant, then, upon receipt by the Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item
                                    (2)(a) thereof;

                           (B) if such beneficial interest is being transferred to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act (a "QIB") in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred to a person who is not a U.S. person (a "Non-U.S. Person") in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

                           (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

                           (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                           (F) if such beneficial interest is being transferred to the Company or any of its subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, the Warrant Agent shall cause the aggregate amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 5(g) hereof, and the Company shall execute and the Warrant Agent shall authenticate and deliver to the person designated in the instructions a Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 5(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Agent through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this
                           Section 5(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Beneficial Interests in Restricted Global Warrants to Unrestricted Definitive Warrants. A holder of a beneficial interest in a Restricted Global Warrant may exchange such beneficial interest for an Unrestricted Definitive Warrant or may transfer such beneficial interest to a person who takes delivery thereof in the form of an Unrestricted Definitive Warrant only if:

                           (A) such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                           (B)      the Warrant Agent receives the following:

                                    (1)     if the holder of such beneficial
                                            interest in a Restricted Global
                                            Warrant proposes to exchange such
                                            beneficial interest for a Definitive
                                            Warrant that does not bear the
                                            Private Placement Legend, a
                                            certificate from such holder in the
                                            form of Exhibit D hereto, including
                                            the certifications in item (l)(b)
                                            thereof; or

                                    (2)     if the holder of such beneficial
                                            interest in a Restricted Global
                                            Warrant proposes to transfer such
                                            beneficial interest to a person who
                                            shall take delivery thereof in the
                                            form of a Definitive Warrant that
                                            does not bear the Private Placement
                                            Legend, a certificate from such
                                            holder in the form of Exhibit C
                                            hereto, including the certifications
                                            in item (4) thereof;

                           and, in each such case set forth in this subparagraph
                           (B), if the Warrant Agent so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Agent to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Beneficial Interests in Unrestricted Global Warrants to Unrestricted Definitive Warrants. If any holder of a beneficial interest in an Unrestricted Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant or to transfer such beneficial interest to a person who takes delivery thereof in the form of a Definitive Warrant, then, upon satisfaction of the conditions set forth in
                           Section 5(b)(ii) hereof, the Warrant Agent shall cause the aggregate principal amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 5(g) hereof, and the Company shall execute and the Warrant Agent shall countersign and deliver to the person designated in the instructions a Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 5(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Agent through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 5(c)(iii) shall not bear the Private Placement Legend.

                  (d) Transfer and Exchange of Definitive Warrants for Beneficial Interests.

                  (i) Restricted Definitive Warrants to Beneficial Interests in Restricted Global Warrants. If any holder of a Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant or to transfer such Restricted Definitive Warrants to a person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Warrant, then, upon receipt by the Warrant Agent of the following documentation:

                           (A) if the holder of such Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (2)(b) thereof;

                           (B) if such Restricted Definitive Warrant is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

                           (C) if such Restricted Definitive Warrant is being transferred to a Non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

                           (D) if such Restricted Definitive Warrant is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

                           (E) if such Restricted Definitive Warrant is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                           (F) if such Restricted Definitive Warrant is being transferred to the Company or any of its subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such Restricted Definitive Warrant is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, the Warrant Agent shall cancel the Restricted Definitive Warrant, increase or cause to be increased the aggregate amount of, in the case of clause (A) above, the appropriate Restricted Global Warrant, in the case of clause (B) above, the

                           144A Global Warrant, in the case of clause (C) above, the Regulation S Global Warrant, and in all other cases, the IAI Global Warrant.

                  (ii) Restricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A holder of a Restricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Restricted Definitive Warrant to a person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant only if:

                           (A) such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                           (B)      the Warrant Agent receives the following:

                                    (1)     if the holder of such Definitive
                                            Warrants proposes to exchange such
                                            Warrants for a beneficial interest
                                            in the Unrestricted Global Warrant,
                                            a certificate from such holder in
                                            the form of Exhibit D hereto,
                                            including the certifications in item
                                            (l)(c) thereof; or

                                    (2)     if the holder of such Definitive
                                            Warrants proposes to transfer such
                                            Warrants to a person who shall take
                                            delivery thereof in the form of a
                                            beneficial interest in the
                                            Unrestricted Global Warrant, a
                                            certificate from such holder in the
                                            form of Exhibit C hereto, including
                                            the certifications in item (4)
                                            thereof;

                           and, in each such case set forth in this subparagraph
                           (B), if the Warrant Agent so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Agent to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                           Upon satisfaction of the conditions of any of the subparagraphs in this Section 5(d)(ii), the Warrant Agent shall cancel the Definitive Warrants and increase or cause to be increased the aggregate amount of the Unrestricted Global Warrant.

                  (iii) Unrestricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A holder of an Unrestricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Definitive Warrants to a person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant at any time. Upon receipt of a request for such an exchange or transfer, the Warrant Agent shall cancel the applicable Unrestricted Definitive Warrant and increase or cause to be increased the aggregate amount of one of the Unrestricted Global Warrants.

                           If any such exchange or transfer from a Definitive Warrant to a beneficial interest is effected pursuant to subparagraphs (ii) or (iii) above at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and the Warrant Agent shall authenticate one or more Unrestricted Global

                      Warrants in an aggregate amount equal to the amount of Definitive Warrants so transferred.

                  (e) Transfer and Exchange of Definitive Warrants for Definitive Warrants. Upon request by a holder of Definitive Warrants and such holder's compliance with the provisions of this Section 5(e), the Warrant Agent shall register the transfer or exchange of Definitive Warrants. Prior to such registration of transfer or exchange, the requesting holder shall present or surrender to the Warrant Agent the Definitive Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent duly executed by such holder or by his attorney, duly authorized in writing. In addition, the requesting holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 5(e).

                  (i) Restricted Definitive Warrants to Restricted Definitive Warrants. Any Restricted Definitive Warrant may be transferred to and registered in the name of persons who take delivery thereof in the form of a Restricted Definitive Warrant if the Warrant Agent receives the following:

                           (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;

                           (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; and

                           (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) Restricted Definitive Warrants to Unrestricted Definitive Warrants. Any Restricted Definitive Warrant may be exchanged by the holder thereof for an Unrestricted Definitive Warrant or transferred to a person or persons who take delivery thereof in the form of an Unrestricted Definitive Warrant if:

                           (A) any such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                           (B)      the Warrant Agent receives the following:

                                    (1) if the holder of such Restricted
                                    Definitive Warrants proposes to exchange such Warrants for an Unrestricted Definitive Warrant, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (l)(d) thereof; or

                                    (2) if the holder of such Restricted
                                    Definitive Warrants proposes to transfer such Warrants to a person who shall take delivery thereof in the form of an Unrestricted Definitive Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

                           and, in each such case set forth in this subparagraph
                           (B), if the Warrant Agent so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Definitive Warrants to Unrestricted Definitive Warrants. A holder of Unrestricted Definitive Warrants may transfer such Warrants to a person who takes delivery thereof in the form of an Unrestricted Definitive Warrant.

                           Upon receipt of a request to register such a transfer, the Warrant Agent shall register the Unrestricted Definitive Warrants pursuant to the instructions from the holder thereof.

                  (f) Legends. The following legend shall appear on the face of all Global Warrants and Definitive Warrants issued under this Warrant Agreement unless specifically stated otherwise in the applicable provisions of this Warrant Agreement.

                  (i) Except as permitted by subparagraph (B) below, each Global Warrant and each Definitive Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                           "THIS SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
                           SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
                           ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT,
                           (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO

                           REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (1) ABOVE.

                  (ii) Notwithstanding the foregoing, any Global Warrant or Definitive Warrant issued pursuant to subparagraphs
                           (b)(iv), (c)(ii), (c)(iii), (d)(ii), (d)(iii),
                           (e)(ii) or (e)(iii) to this Section 5 and all Warrants issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (g) Cancellation and/or Adjustment of Global Warrants. At such time as all beneficial interests in a particular Global Warrant have been exchanged for Definitive Warrants or a particular Global Warrant has been redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with Section 5(k). At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or for Definitive Warrants, the principal amount of Warrants represented by such Global Warrant shall be reduced accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Warrant, such other Global Warrant shall be increased accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such increase.

                  (h) Indemnification. Each holder of a Warrant Certificate agrees to indemnify the Company and the Warrant Agent against any liability that may result from the transfer, exchange or assignment of such holder's Warrant Certificate in violation of any provision of this Agreement and/or applicable U.S. Federal or state securities law.

                  (i) Depositary. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Agreement with respect to the Global Warrants, as the case may be, held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Warrants.

                  (j) Notices. The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to this
Section 5. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

                  (k) Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Section 5 in case of an exchange, Section 6 hereof in case of the exercise of less than all the Warrants represented thereby or Section 8 hereof in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such canceled Warrant Certificates as the Company may direct.

                  (l) Countersignature of New Certificates. The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this
Section 5 and of Section 4 hereof, the new Warrant Certificates required pursuant to the provisions of this Section 5.

                  (m) Charges. No service charge shall be made for registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Warrant Certificates.

                  (n) Warrant Endorsement. Notwithstanding the foregoing provisions of this Section 5, until Separated (as defined herein) each Unit Warrant will be held by the Trustee, as custodian for the registered holders of each Note or Note in global form, and will be registered in the name of the registered holder of such Note initially in the amount specified to the Warrant Agent by the Company. Such holder may, at any time, on or after the Separation Date (as defined herein), at its option, by notice to the Trustee elect to separate and/or separately transfer the Notes and the Unit Warrants represented by such Note or Note in global form containing a Warrant Endorsement (as defined in the Indenture), in whole or in part, for a definitive Warrant Certificate or Warrant Certificates or a beneficial interest in a Global Warrant evidencing the underlying Unit Warrants and for a Note or Notes or a beneficial interest in a global Note of a like aggregate principal amount at maturity of authorized denominations and not containing a Warrant Endorsement in accordance with the Indenture (such surrender and exchange being referred to herein as a "Separation" and the related Warrants being referred to as "Separated"); provided that no delay or failure on the part of the Trustee or the Warrant Agent to exchange such Warrant Certificate and Note or Notes shall affect the Separation of the Notes and the Warrants or their separate transferability. Prior to Separation, record ownership of the Unit Warrants will be evidenced by the certificates for Notes or a global Note registered in the names of the holders of the Notes or global Notes, which certificates or global Note will bear thereon a Warrant Endorsement substantially in the form set forth in the Indenture, and the right to receive or exercise Warrants will be transferable only in connection with the transfer of such Notes or a beneficial interest in a global Note.

                      All Notes and global Notes containing a Warrant Endorsement presented for Separation shall be duly endorsed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of transfer, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program. Upon notice from the Trustee of a Separation, the Warrant Agent shall, with respect to Definitive Warrants, deliver (or cause to be delivered) the Warrant Certificate or Warrant Certificates executed by the Company and countersigned by the Warrant Agent in the name of such registered holder or holders or such transferee or transferees or shall, with respect to (i) 144A Global Warrants, deliver (or cause to be delivered) a 144A Global Warrant (CUSIP __________),
(ii) Regulation S Global Warrants, deliver (or cause to be delivered) a Regulation S Global Warrant (CUSIP __________) and (iii) IAI Global Warrants, deliver (or cause to be delivered) an IAI Global Warrant (CUSIP __________), in each case, executed by the Company and countersigned by the Warrant Agent in the name of the Depositary or its nominee for such aggregate amount of Warrants (or, with respect to a Global Warrant, increasing the amount of Warrants represented thereby in such amount) as shall equal thirty-five Warrants for each $1,000 principal amount at maturity of Notes so exchanged for Separation, bearing numbers or other distinguishing symbols not contemporaneously outstanding, to the person or persons entitled thereto. Upon registration of transfer or exchange of a Warrant Certificate, the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate to the persons entitled thereto.

         SECTION 6. Separation, Terms and Exercise of Warrants. (a) The Notes and Unit Warrants will not be separately transferable until the close of business on the earliest to occur of (i) April 27, 1998, (ii) such earlier date as the Initial Purchaser may determine, (iii) the occurrence of a Change of Control (as defined in the Indenture) and (iv) the date of effectiveness of the Exchange Offer Registration Statement (as defined in the Indenture) (the earliest of such dates, the "Separation Date"), at which time such Unit Warrants shall become separately transferable. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised during the period commencing at the opening of business on the Separation Date and until 5:00 p.m., New York City time on October 27, 2007 (the "Exercise Period"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the exercise price (the "Exercise Price") then in effect for such Warrant Shares; provided that the Exercise Period in respect of UBS Warrants shall commence on the date hereof; provided further that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. It is the intention of the Company that all exercises of Warrants will be exempt from the registration requirements of the Securities Act by virtue of Section 3(a)(9) thereof. Each holder shall exercise its right, during the Exercise Period, to receive Warrant Shares without the exchange of any funds as follows: (a) the holder tenders Notes having an aggregate principal amount at maturity, plus accrued and unpaid interest, if any thereon, to the date of exercise equal to the Exercise Price of the Warrants being exercised by such holder, (b) the holder tenders Warrants having a fair market value (as determined in good faith by the Company's Board of Directors) equal to the Exercise Price or (c) by a combination of Notes and Warrants, all at the option of the holder electing to exercise. Each Warrant not exercised prior to 5:00 p.m., New York City time, on October 27, 2007 (the "Expiration Date") shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants. The Company will give notice of expiration not less than 90 and not more than 120 days prior to the Expiration Date to the registered holders of the then outstanding Warrants. If the Company fails to give such notice, the Warrants will not expire until 90 days after the Company gives notice. In no event will holders of Warrants be entitled to any damages or other remedy for the Company's failure to give such notice other than any such extension.

                  (b) In order to exercise all or any of the Warrants represented by a Warrant Certificate, (i) in the case of Definitive Warrants, the holder thereof must surrender for exercise the Warrant Certificate to Company at the office of the Warrant Agent at its corporate trust office set forth in Section 19 hereof, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Agent Member whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Agent Member, as applicable, must deliver to the Company at the office of the Warrant Agent the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, which is set forth in the form of Warrant Certificate attached hereto as Exhibit A, as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made on a net basis in the manner provided in Section 6(a) hereof.

                  (c) Subject to the provisions of Section 7 hereof, upon compliance with clause (b) above, the Company shall deliver or cause to be delivered with all reasonable dispatch, to or upon the written order of the holder and in such name or names as the Warrant holder or Agent Member may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants or other securities or property to which such holder is entitled hereunder, together with cash as provided in
Section 12 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in Section 11(m) hereof, or a tender offer or an exchange offer for shares of Common Stock shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 12 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

                  (d) The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part. If less than all the Warrants represented by a Definitive Warrant are exercised, such Definitive Warrant shall be surrendered and a new Definitive Warrant of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Definitive Warrant, registered in such name or names as may be directed in writing by the holder, and shall deliver the new Definitive Warrant to the person or persons entitled to receive the same. The Warrant Agent shall make such notations on Schedule A to each Global Warrant as are required to reflect any change in the number of Warrants represented by such Global Warrant resulting from any exercise in accordance with the terms hereof.

                  (e) All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

                  (f) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

         SECTION 7. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 8. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

         SECTION 9. Reservation of Warrant Shares. (a) The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                  (b) The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each holder pursuant to Section 14 hereof.

                  (c) Before taking any action which would cause an adjustment pursuant to Section 11 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                  (d) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

         SECTION 10. Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed, if any.

         SECTION 11. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11. For purposes of this
Section 11, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

                  (a) Adjustment for Change in Capital Stock. If the Company (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock; then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 11. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) Adjustment for Rights Issue. If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 45 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the less than the Fair Value (as defined herein) per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                           O +  N   x   P
                                                ---------
                      E'     =   E    x             M
                                           ---------------
                                            O   +   N



         where:

                  E' = the adjusted Exercise Price.

                  E = the current Exercise Price.

                  O = the number of shares of Common Stock outstanding on the record date.

                  N = the number of additional shares of Common Stock offered.

                  P = the offering price per share of the additional shares.

                  M = the Fair Value per share of Common Stock on the record date.

         The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

                  (c) Adjustment for Other Distributions. If the Company distributes to all holders of its Common Stock any of its assets (including, without limitation, cash) or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                  E'   =   E   x    M - F
                                    -----
                                      M

         where:


         E'= the adjusted Exercise Price.

         E = the current Exercise Price.

         M = the current market price per share of Common Stock on the record date mentioned below.

         F = the fair market value on the record date of the assets, securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors of the Company (the "Board of Directors").

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

         This Section 1l(c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. Also, this Section 11(c) does not apply to rights, options or warrants referred to in Section 1l(b) hereof.

                  (d) Adjustment for Common Stock Issue. If the Company issues shares of Common Stock for a consideration per share less than the Fair Value per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                                  P
                                                  -
                        E'   =   E   x   O    +   M
                                         ----------
                                              A

         where:

         E'= the adjusted Exercise Price.

         E = the then current Exercise Price.

         0 = the number of shares outstanding immediately prior to the issuance of such additional shares.

         P = the aggregate consideration received for the issuance of such additional shares.

         M = the Fair Value per share on the date of issuance of such additional shares.

         A = the number of shares outstanding immediately after the issuance of such additional shares.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This subsection (d) does not apply to:

         (1) any of the transactions described in subsections (b) and (c) of this Section 11,

         (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

         (3) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting managed by a nationally recognized firm, or

         (4) Common Stock issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not exceed 5% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder),

         (5) Common Stock issued upon the exercise of rights or warrants issued to the holders of Common Stock, or

         (6) Common Stock issued to shareholders of any person which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger.

                 (e) Adjustment for Convertible Securities Issue. If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this Section 11) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Fair Value per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                                               P
                                               -
                     E'   =   E   x   O    +   M
                                      ----------
                                      O    +    D
         where:

         E' = the adjusted Exercise Price.

         E  = the then current Exercise Price.

         0 = the number of shares outstanding immediately prior to the issuance of such securities.

         P = the aggregate consideration received for the issuance of such securities.

         M = the Fair Value per share on the date of issuance of such securities.

         D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

         This subsection (e) does not apply to:

         (1) convertible securities issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

         (2) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting managed by a nationally recognized firm, or

         (3) convertible securities issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors and described in a Board resolution which shall be filed with the Warrant Agent, shall exceed 20% of the then current market price).

                 (f) Consideration Received. For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this
Section 11, the following shall apply:

         (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

         (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be filed with the Warrant Agent;

         (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection); and

         (4) in the case of the issuance of shares of Common Stock pursuant to rights, options or warrants which rights, options or warrants were originally issued together with one or more other securities as part of a unit, the consideration shall be deemed to be (i) the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors whose determination shall be conclusive and described in a Board resolution which shall be filed with the Warrant Agent plus (ii) the additional consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clause (1) and (2) of this subsection).

             (g) Fair Value. In Sections 11(b), (c), (d) and (e) hereof, the "Fair Value" per security at any date of determination shall be (1) in connection with a sale by the Company to a party that is not an Affiliate of the Company in an arm's-length transaction (a "Non-Affiliate Sale"), the price per security at which such security is sold and (2) in connection with any sale by the Company to an Affiliate of the Company, (a) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination or (b) if clause (a) is not applicable, the fair market value of such security determined in good faith by a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account, among all other factors deemed relevant by such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded. Notwithstanding the foregoing, any sale to the Initial Purchaser (or any successor thereto) pursuant to an underwritten public offering registered under the Securities Act shall be deemed to be and treated as a Non-Affiliate Sale.

             For purposes of this Section 11(g), "Affiliate" of any specified person means (A) any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and (B) any director, officer or employee of such specified person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by agreement or otherwise.

             (h) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest 1/l00th of a share, as the case may be.

                 (i) When No Adjustment Required. No adjustment need be made for a transaction referred to Section 11(a), (b), (c), (d), (e) or (r) hereof, if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or (ii) a change in the par value or no par value of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

                 (j) Notice of Adjustment. Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 13 hereof.

                 (k) Voluntary Reduction. The Company from time to time may reduce the Exercise Price by any amount for any period of time, if the period is at least 20 days and if the reduction is irrevocable during the period; provided that in no event may the Exercise Price be less than the par value of a share of Common Stock. Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period in which it will be in effect. A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of Sections 11(a), (b), (c), (d) and (e) hereof.

                 (1) Notice of Certain Transactions. If (i) the Company takes any action that would require an adjustment in the Exercise Price pursuant to
Section 1l(a), (b), (c), (d), (e) or (r) hereof and if the Company does not arrange for Warrant holders to participate pursuant to Section 11(i) hereof,
(ii) the Company takes any action that would require a supplemental Warrant Agreement pursuant to Section 11(m) hereof or (iii) there is a liquidation or dissolution of the Company, then the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

                 (m) Reorganization of Company. Immediately after the Effective Time, if the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 11(m). The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement. If this Section 11(m) applies, Sections 1l(a),
(b), (c), (d) and (e) hereof do not apply.

                 (n) Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to Section 1l(a), (c), (d),
(e), (f), (g), (h) or (r) hereof is conclusive.

                 (o) Warrant Agent's Disclaimer. The Warrant Agent has no duty to determine when an adjustment under this Section 11 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under Section 1l(m) hereof are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 11.

                 (p) When Issuance or Payment May Be Deferred. In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 12 hereof; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

                 (q) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to this Section 11, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                         N' = N  x  E
                                  -----
                                    E'
         where:

         N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

         N = the number or Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

         E' = the adjusted Exercise Price.

         E  = the Exercise Price prior to adjustment.

                 (r) Additional Adjustments. In addition, in the event that any other transaction or event occurs (including, without limiting the generality of the foregoing, the issuance by the Company of shares of Common Stock, or securities convertible into or exchangeable for Common Stock, for a consideration per share less than the Exercise Price per share on the date the Compnay fixes the offering price for such additional shares) as to which the foregoing adjustment provisions are not strictly applicable but the failure to make any adjustment would adversely affect the rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then, in each such case, either (i) the Company shall appoint an investment banking firm of recognized national standing, or any other financial expert that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or material indirect financial interest in the Company or any of its subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its subsidiaries, which will give their opinion upon or (ii) the Board of Directors shall determine, consistent with the Board of Directors' fiduciary duties to the Company's stockholders, the adjustment, if any, on a basis consistent with the essential intent and principles established in the foregoing adjustment provisions, necessary to preserve, without dilution, the rights represented by the Warrants. Upon receipt of such opinion or determination, the Company shall promptly mail a copy thereof to the holders of the Warrants and will make the adjustments described therein.

                 (s) Form of Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         SECTION 12. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Fair Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent.

         SECTION 13. Notices to Warrant Holders. (a) Upon any adjustment of the Exercise Price pursuant to Section 11 hereof, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of Warrants at the address appearing on the Warrant register for each such registered holder written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13.

                 (b) In case:

                     (i) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

                     (ii) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Section 1l(a) hereof);

                     (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

                     (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                     (v) the Company proposes to take any action (other than actions of the character described in Section 1l(a) hereof) which would require an adjustment of the Exercise Price pursuant to Section 11 hereof;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of Warrants at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

                 (c) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders of Warrants the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

         SECTION 14. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 16 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         SECTION 15. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

                  (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except as such describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

                  (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

                  (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent.

The Company shall indemnify the Warrant Agent against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Warrant Agreement, including the costs and expenses of enforcing this Warrant Agreement against the Company (including this Section 15) and defending itself against any claim (whether asserted by the Company or any holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Warrant Agent shall cooperate in the defense. The Warrant Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  (f) No provision of this Warrant Agreement shall require the Warrant Agent to expend or risk its own funds or incur any liability. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

                  (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

                  (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

                  (j) The Warrant Agent shall exercise such of the rights and powers vested in it by this Warrant Agreement, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. The duties of the Warrant Agent shall be determined solely by the express provisions of this Warrant Agreement and the Warrant Agent need perform only those duties that are specifically set forth in this Warrant Agreement and no others, and no implied covenants or obligations shall be read into this Warrant Agreement against the Warrant Agent. In the absence of bad faith on its part, the Warrant Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Warrant Agent and conforming to the requirements of this Warrant Agreement. However, the Warrant Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Warrant Agreement.

                  (k) The Warrant Agent may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Warrant Agent need not investigate any fact or matter stated in the document.

                  (l) Before the Warrant Agent acts or refrains from acting, it may require an officers' certificate or an opinion of counsel or both. The Warrant Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such officers' certificate or opinion of counsel reasonably acceptable to the Warrant Agent. The Warrant Agent may consult with counsel and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (m) The Warrant Agent may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (n) The Warrant Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Warrant Agreement.

                  (o) Unless otherwise specifically provided in this Warrant Agreement, any demand, request, direction or notice from the Company shall be sufficient if signed by an officer of the Company.

         SECTION 16. Change of Warrant Agent. If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; provided that the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 16, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

         SECTION 17. Registration. The Initial Purchaser as initial holder of the UBS Warrants and as initial purchaser of the Unit Warrants and each subsequent holder of Warrants shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. The Initial Purchaser as initial holder of the UBS Warrants and as initial purchaser of the Unit Warrants and each subsequent holder of Warrants shall have the registration rights set forth in the Warrant Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Initial Purchaser (the "Warrant Registration Rights Agreement").

         SECTION 18. Reports. (a) Whether or not required by the rules and regulations of the Securities and Exchange Commission (the "Commission"), so long as any Warrants or Warrant Shares are outstanding, the Company shall furnish to the Warrant Agent and the holders of Warrants (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Form 10-Q or, if the Company is eligible to file such Form, FORM 10-QSB and 10-K or, if the Company is eligible to file such Form, Form 10-KSB if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability (unless the Commission shall not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, for so long as any Warrants or Warrant Shares remain outstanding, the Company shall furnish to the holders of Warrants and Warrant Shares and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                 (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all such reports that the Warrant Agent may be required to deliver to the holders of the Warrants under this Section 18.

         SECTION 19. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

         InterAmericas Communications Corporation
         1221 Brickell Avenue
         Miami, Florida 33131
         Telephone:  (305) 377-6790
         Attention:  Douglas Geib

         With a copy to:

         Baker & McKenzie
         701 Brickell Avenue, Suite 1600
         Miami, Florida 33131
         Attn: Andrew Hulsh, Esq.

         In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

         Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

         State Street Bank and Trust Company, N.A.
         61 Broadway
         New York, NY  10006
         Attention:  Corporate Trust Department
         Facsimile: (212) 612-3203

         SECTION 20. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrants. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of the holders of Warrants shall require the written consent of the holders of a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its affiliates). The consent of each holder of Warrants affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement.

         SECTION 21. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder, whether so expressed or not.

         SECTION 22. Termination. This Agreement shall terminate at 5:00 p.m., New York City time on October 27, 2007. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised. The provisions of Section 15 shall survive such termination.

         SECTION 23. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE.

         SECTION 24. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of Warrants.

         SECTION 25. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.



                              INTERAMERICAS COMMUNICATIONS CORPORATION


                               By:
                                      -----------------------------------------
                               Name:  Patricio E. Northland
                               Title: President and Chief Executive Officer


                               Attest:
                                      -----------------------------------------
                               Name:  Douglas Geib
                               Title: Chief Financial Officer



                               STATE STREET BANK AND TRUST COMPANY, N.A.
                                      as Warrant Agent
                               By:
                                      -----------------------------------------
                               Name:
                               Title:

                                                                    EXHIBIT A



                                [FORM OF WARRANT]
                          [FACE OF WARRANT CERTIFICATE]

                  [Unless and until it is exchanged in whole or in part for Warrants in certificated form, this Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.](1)

                  THIS SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT
                  (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (l)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS),
                  (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE

------------------------
(1) This paragraph is to be included only if the Warrant is in global form.

                  REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (1) ABOVE.



                   EXERCISABLE ON OR AFTER THE SEPARATION DATE



No. [      ]                                                [        ] Warrants
                                                             CUSIP #[     ]

                               WARRANT CERTIFICATE

                    INTERAMERICAS COMMUNICATIONS CORPORATION


         This Warrant Certificate certifies that [     ], or registered assigns,
is the registered holder of [ ] Warrants (the "Warrants") to purchase shares of Common Stock, par value $.001 per share (the "Common Stock"), of INTERAMERICAS COMMUNICATIONS CORPORATION, a Texas corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company commencing on the Separation Date (as defined in the Warrant Agreement) until 5:00 p.m. New York City Time on October 27, 2007, the number of fully paid and nonassessable Warrant Shares as set forth in the Warrant Agreement, subject to adjustment as set forth in Section 11 of the Warrant Agreement, at the initial exercise price (the "Exercise Price") of $4.40 per share payable without the exchange of funds pursuant to the net exercise provisions of Section 6 of the Warrant Agreement upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. Subject to the provisions of the Warrant Agreement, no Warrant may be exercised after 5:00 p.m., New York City Time on October 27, 2007, and to the extent not exercised by such time such Warrants shall become void. Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

         Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

         Terms used and not otherwise defined in this Warrant Certificate shall have the meanings given them in the Warrant Agreement.

         IN WITNESS WHEREOF, InterAmericas Communications Corporation has caused this Warrant Certificate to be signed by its President and Chief Executive Officer and by its Chief Financial Officer and may cause its corporate seal to be affixed hereunto or imprinted hereon.

Dated:
      --------------------

                                INTERAMERICAS COMMUNICATIONS CORPORATION


                                By:
                                   --------------------------------------------
                                Name:
                                Title:



                                By:
                                   --------------------------------------------
                                Name:
                                Title:


         Countersigned:

         STATE STREET BANK AND TRUST COMPANY, N.A.
         as Warrant Agent


         By:
             ------------------------------------
         Name:
         Title:

                                [FORM OF WARRANT]
                        [REVERSE OF WARRANT CERTIFICATE]

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring October 27, 2007 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of October 27, 1997 (the "Warrant Agreement"), duly executed and delivered by the Company to State Street Bank and Trust Company, N.A., as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         Warrants may be exercised at any time on or after the Separation Date and on or before October 27, 2007; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, (i) in the case of Definitive Warrants, the holder must surrender for exercise this Warrant Certificate to the Warrant Agent at its corporate trust office set forth in Section 19 of the Warrant Agreement, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Agent Member whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Agent Member, as applicable, must deliver to the Warrant Agent the form of election to purchase on the reverse hereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as provided in the Warrant Agreement, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

         The holders of the Warrants shall have the registration rights set forth in the Warrant Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Initial Purchaser.

         Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         (FORM OF ELECTION TO EXERCISE)

         (To be executed upon exercise of Warrants on the Exercise Date)

     The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to receive [       ] shares of Common
Stock and herewith tenders payment for such shares to the order of the Company
in the amount of $[       ] in accordance with the net exercise provisions of
Section 6 of the Warrant Agreement. The undersigned requests that a certificate
for such shares be registered in the name of [       ], whose address is
[       ] and that such shares be delivered to [       ] whose address is
[       ]. If said number of shares is less than all of the shares of Common
Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in
the name of [        ], whose address is [       ], and that such Warrant
Certificate be delivered to [        ], whose address is [       ].



Date:



                                          -------------------------------------
                                                        (Signature)

                                          Note: The above signature must
                                          correspond with the name as written
                                          upon the face of this Warrant
                                          Certificate in every particular,
                                          without alteration or enlargement
                                          or any change whatever.





                                          -------------------------------------
                                                     (Signature Guaranteed)


Tax Identification or
Social Security Number:

Address:

                               FORM OF ASSIGNMENT

     For value received [       ] hereby sells, assigns and transfers unto
[      ] the within Warrant Certificate, together with all right, title and
interest therein, and does hereby irrevocably constitute and appoint [        ]
attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

         Dated:



         Signature:
                    ------------------------------------------------------------
                  Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.



        Signature Guaranteed:
                              -------------------------------------------------

                    SCHEDULE OF EXCHANGES OF GLOBAL WARRANTS (2)

         The following exchanges of a part of this Global Warrant for certificated Warrants have been made:


                                                                             Number of
                          Amount of decrease     Amount of increase       Warrants of this          Signature of
                             in Number of           in Number of           Global Warrant            authorized
                           Warrants of this        Warrant of this         following such           signatory of
Date of Exchange            Global Warrant         Global Warrant      decrease (or increase)       Warrant Agent
--------------------------------------------------------------------------------------------------------------------

-----------------
(2)  This is to be included only if the Warrant is in global form.

                                                                    EXHIBIT B



         Each Certificate evidencing Warrants originally issued as part of a Unit of Notes and Warrants issued by the Company (and each Certificate evidencing Warrants issued on registration of transfer thereof or in exchange or substitution therefor prior to the close of business on the Separation Date (as defined)) shall bear a legend, which may be affixed by stamp or sticker, in substantially the following form:

         THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY FROM THE NOTES ORIGINALLY SOLD AS A UNIT WITH THE WARRANTS UNTIL THE EARLIEST TO OCCUR OF (I) APRIL 27, 1998, (II) SUCH EARLIER DATE AS UBS SECURITIES LLC MAY DETERMINE, (III) THE OCCURRENCE OF A CHANGE IN CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES) AND (IV) THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES). PRIOR TO SUCH DATE, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY WITH THE SIMULTANEOUS TRANSFER TO THE TRANSFEREE OF $1,000 PRINCIPAL AMOUNT OF NOTES FOR EACH WARRANT SO TRANSFERRED.

                                                                     EXHIBIT C



                         FORM OF CERTIFICATE OF TRANSFER



         InterAmericas Communications Corporation
         1221 Brickell Avenue
         Miami, Florida 33131
         Telephone: (305) 377-6790

         State Street Bank and Trust Company, N.A.
         61 Broadway
         New York, NY  10006
         Attention: Corporate Trust Department

           Re: Warrants to Purchase Common Stock of InterAmericas Communications
               Corporation

         Reference is hereby made to the Warrant Agreement, dated as of October 27, 1997 (the "Warrant Agreement"), between InterAmericas Communications Corporation (the "Company"), and State Street Bank and Trust Company, N.A., as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

         [                          ], (the "Transferor") owns and proposes to
transfer the Warrant[s] or interest in such Warrant[s] specified in Annex A
hereto, in the amount of [              ] Warrants in such Note[s] or interests
(the "Transfer"), to [            ] (the "Transferee"), as further specified in
Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

        [CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL WARRANT OR A DEFINITIVE WARRANT PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Warrant is being transferred to a person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Warrant for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL WARRANT OR A DEFINITIVE WARRANT PURSUANT TO REGULATION
S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Warrant Agreement and the Securities Act.

3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL WARRANT OR A DEFINITIVE WARRANT PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Warrants and Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

            (a)      [ ]     such Transfer is being effected pursuant to and in
accordance with Rule 144 under the Securities Act;

            or

            (b)      [ ]     such Transfer is being effected to the Company or
a subsidiary thereof;

            or

            (c)      [ ]     such Transfer is being effected pursuant to an
effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

            or

            (d)      [ ]     such Transfer is being effected to an Institutional
Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Warrant or Restricted Definitive Warrants and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit E to the Warrant Agreement and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Warrant and/or the Definitive Warrants and in the Warrant Agreement and the Securities Act.

4.       [ ]    Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Warrant or of an Unrestricted Definitive Warrant.

                (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

                (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

                (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants or Restricted Definitive Warrants and in the Warrant Agreement.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                         ------------------------------------
                                                [Insert Name of Transferor]



                                         By:
                                            ----------------------------------
                                         Name:
                                         Title:


Dated:

                       ANNEX A TO CERTIFICATE OF TRANSFER


         1.       The Transferor owns and proposes to transfer the following:

         [CHECK ONE OF (a) OR (b)]

                  (a)      [ ]      a beneficial interest in the:

                           (i)      [ ]     144A Global Warrant (CUSIP ), or

                           (ii)     [ ]     Regulation S Global Warrant
                                            (CUSIP), or

                           (iii)    [ ]     IAI Global Warrant (CUSIP); or

         (b)      [ ]     a Restricted Definitive Warrant.

         2.       After the Transfer the Transferee will hold:

[CHECK ONE]

         (a)      [ ]      a beneficial interest in the:

                  (i)      [ ]      144A Global Warrant (CUSIP ), or

                  (ii)     [ ]      Regulation S Global Warrant (CUSIP)' or

                  (iii)    [ ]      IAI Global Warrant (CUSIP ); or

                  (iv)     [ ]      Unrestricted Global Warrant (CUSIP); or

         (b)      [ ]      a Restricted Definitive Warrant; or

         (c)      [ ]      an Unrestricted Definitive Warrant,

         in accordance with the terms of the Warrant Agreement.

                                                                   EXHIBIT D



                         FORM OF CERTIFICATE OF EXCHANGE

         InterAmericas Communications Corporation
         1221 Brickell Avenue
         Miami, Florida 33131
         Telephone: (305) 377-6790

         State Street Bank and Trust Company, N.A.
         61 Broadway
         New York, NY  10006
         Attention: Corporate Trust Department

         Re: Warrants to Purchase Common Stock of InterAmericas Communications Corporation

              Reference is hereby made to the Warrant Agreement, dated as of October 27, 1997 (the "Warrant Agreement"), between InterAmericas Communications Corporation, as issuer (the "Company"), and State Street Bank and Trust Company, N.A., as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

              [            ], (the "Owner") owns and proposes to exchange the
Warrant[s] or interest in such Warrant[s] specified herein, in the amount of
[          ] Warrant[s] or interests (the "Exchange"). In connection with the
Exchange, the Owner hereby certifies that:

1.       [ ]    EXCHANGE OF RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL
INTERESTS IN A RESTRICTED GLOBAL WARRANT FOR UNRESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL WARRANT

                (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a beneficial interest in an Unrestricted Global Warrant in an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Warrants and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                [b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT TO UNRESTRICTED DEFINITIVE WARRANT. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT. In connection with the Owner's Exchange of a Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO UNRESTRICTED DEFINITIVE WARRANT. In connection with the Owner's Exchange of a Restricted Definitive Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Unrestricted Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2.       [ ]    EXCHANGE OF RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL
INTERESTS IN RESTRICTED GLOBAL WARRANTS FOR RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS

                  (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT TO RESTRICTED DEFINITIVE WARRANT. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a Restricted Definitive Warrant with an equal amount, the Owner hereby certifies that the Restricted Definitive Warrant is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the Restricted Definitive Warrant issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Warrant and in the Indenture and the Securities Act.

                  (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT. In connection with the Exchange of the Owner's Restricted Definitive Warrant for a beneficial interest in the [CHECK ONE] O 144A Global Warrant, O Regulation S Global Warrant, O IAI Global Warrant with an equal amount, the Owner hereby certifies
(i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private

                  Placement Legend printed on the relevant Restricted Global Warrant and in the Warrant Agreement and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                             ------------------------------
                                                  [Insert Name of Owner]


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


Dated:

                                                                  EXHIBIT E

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR


InterAmericas Communications Corporation
1221 Brickell Avenue
Miami, Florida 33131
Telephone: (305) 377-6790


State Street Bank and Trust Company, N.A.
61 Broadway
New York, NY 10006
Attention: Corporate Trust Department


     Re: Warrants to Purchase Common Stock of InterAmericas Communications Corporation

                  Reference is hereby made to the Warrant Agreement, dated as of October 27, 1997 (the "Warrant Agreement"), between InterAmericas Communications Corporation, as issuer (the "Company"), and State Street Bank and Trust Company, N.A., as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                  In connection with our proposed purchase of [     ] number of:

                  (a)      [ ]      a beneficial interest in a Global Warrant,
                                    or

                  (b)      [ ]      a Definitive Warrant,

                  we confirm that:

                  1. We understand that any subsequent transfer of the Warrants or any interest therein is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the offer and sale of the Warrants have not been registered under the Securities Act, and that the Warrants and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Warrants or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Warrant or beneficial interest in a Global Warrant from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                  3. We understand that, on any proposed resale of the Warrants or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

                  4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  5. We are acquiring the Warrants or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.



                                          -------------------------------------
                                          [Insert Name of Accredited Investor]



                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:


Dated:

Unless and until it is exchanged in whole or in part for Warrants in certificated form, this Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (l)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (1) ABOVE.

                   EXERCISABLE ON OR AFTER THE SEPARATION DATE

No. 003                                                             0 Warrants
CUSIP #458419124

                               Warrant Certificate

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                  This Warrant Certificate certifies that CEDE & CO., or registered assigns, is the registered holder of zero (0) Warrants (the "Warrants") to purchase shares of Common Stock, par value $.001 per share (the "Common Stock"), of INTERAMERICAS COMMUNICATIONS CORPORATION, a Texas corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company commencing on the Separation Date (as defined in the Warrant Agreement) until 5:00 p.m. New York City Time on October 27, 2007, the number of fully paid and nonassessable Warrant Shares as set forth in the Warrant Agreement, subject to adjustment as set forth in Section 11 of the Warrant Agreement, at the initial exercise price (the "Exercise Price") of $4.40 per share payable without the exchange of funds pursuant to the net exercise provisions of Section 6 of the Warrant Agreement upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. Subject to the provisions of the Warrant Agreement, no Warrant may be exercised after 5:00 p.m., New York City Time on October 27, 2007, and to the extent not exercised by such time such Warrants shall become void. Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

                  Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

                  Terms used and not otherwise defined in this Warrant Certificate shall have the meanings given them in the Warrant Agreement.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring October 27, 2007 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of October 27, 1997 (the "Warrant Agreement"), duly executed and delivered by the Company to State Street Bank and Trust Company, N.A., as warrant agent (the " Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                  Warrants may be exercised at any time on or after the Separation Date and on or before October 27, 2007; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, (i) in the case of Definitive Warrants, the holder must surrender for exercise this Warrant Certificate to the Warrant Agent at its corporate trust office set forth in Section 19 of the Warrant Agreement, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Agent Member whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Agent Member, as applicable, must deliver to the Warrant Agent the form of election to purchase on the reverse hereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as provided in the Warrant Agreement, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

                  The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

                  The holders of the Warrants shall have the registration rights set forth in the Warrant Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Initial Purchaser.

                  Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                  Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                  IN WITNESS WHEREOF, InterAmericas Communications Corporation has caused this Warrant Certificate to be signed by its President and Chief Executive Officer and by its Chief Financial Officer and may cause its corporate seal to be affixed hereunto or imprinted hereon.

Dated: October 27, 1997

                                    INTERAMERICAS COMMUNICATIONS CORPORATION

                                    By:
                                       -----------------------------------
                                    Name:
                                    Title:



                                    By:
                                       -----------------------------------
                                    Name:
                                    Title:


         Countersigned:

         STATE STREET BANK AND TRUST COMPANY, N. A., as Warrant Agent


         By:
            --------------------------------
         Name:
         Title:

                    SCHEDULE OF EXCHANGES OF GLOBAL WARRANTS

         The following exchanges of a part of this Global Warrant for certificated Warrants have been made:

                                                                             Number of
                              Amount of             Amount of             Warrants of this
                             decrease in           increase in             Global Warrant          Signature of
                              Number of             Number of              following such          authorized
                           Warrants of this      Warrant of this            decrease (or           signatory of
Date of Exchange            Global Warrant       Global Warrant              increase)            Warrant Agent
--------------------------------------------------------------------------------------------------------------

                          FORM OF ELECTION TO EXERCISE

         (To be executed upon exercise of Warrants on the Exercise Date)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive [ ] shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $[ ] in accordance with the net exercise provisions of Section 6 of the Warrant Agreement. The undersigned requests that a certificate for such shares be registered in the name of [ ], whose address is [ ] and that such shares be delivered to [ ] whose address is [ ]. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of [ ], whose address is [ ], and that such Warrant Certificate be delivered to [ ], whose address is [ ].



Date:



                                    -----------------------------------------
                                                  (Signature)

                                    Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.





                                    -----------------------------------------
                                            (Signature Guaranteed)


                  Tax Identification or
                  Social Security Number:

                  Address:

                               FORM OF ASSIGNMENT

                  For value received [ ] hereby sells, assigns and transfers unto [ ] the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint [ ] attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

                  Dated:



                  Signature:
                            -----------------------------------

                  Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.



                  Signature
                  Guaranteed:
                             ----------------------------------